Summary Prospectus Supplement	January 30, 2022

Putnam Mortgage Securities Fund – Summary Prospectus dated January 30, 2022

Similar language in the section Performance is replaced with the following:

Average annual total returns after sales charges

(for periods ended 12/31/21)

Share class	1 year	5 years	10 years
Class A before taxes	-8.13%	0.50%	1.11%
Class A after taxes on distributions	-8.56%	-0.90%	-0.15%
Class A after taxes on distributions and sale of fund shares	-4.81%	-0.21%	0.31%
Class B before taxes	-9.58%	0.24%	0.92%
Class C before taxes	-6.02%	0.57%	0.91%
Class R before taxes	-4.52%	1.08%	1.27%
Class R6 before taxes*	-3.98%	1.67%	1.82%
Class Y before taxes	-4.11%	1.58%	1.77%
Bloomberg U.S. MBS Index+ (no deduction for fees, expenses or taxes)	-1.04%	2.50%	2.28%
Bloomberg GNMA-Bloomberg U.S. MBS Linked Benchmark**+ (no deduction for fees, expenses or taxes)	-1.04%	2.39%	2.10%

* Performance for class R6 shares prior to their inception (4/20/18) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

** The Bloomberg GNMA-Bloomberg U.S. MBS Linked Benchmark represents performance of the Bloomberg GNMA Index from inception date of the fund, February 8, 1984, through April 18, 2018 and performance of the Bloomberg U.S. MBS Index from April 19, 2018 through the current period.

+ Source: Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary

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for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B and C share performance reflects conversion to class A shares after eight years.

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